UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2014

Lakeland Bancorp, Inc.

(Exact name of registrant as specified in its charter)

New Jersey	000-17820	22-2953275
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Oak Ridge Road, Oak Ridge, New Jersey	07438
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 697-2000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On April 29, 2014, Nasdaq notified Lakeland Bancorp, Inc. (the “Company”) that it has regained compliance with Listing Rule 5250(c)(2) upon the filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 with the United States Securities and Exchange Commission on April 28, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lakeland Bancorp, Inc. (Registrant)

April 30, 2014	/s/ TIMOTHY J. MATTESON
(Date)	Timothy J. Matteson Executive Vice President, General Counsel and Corporate Secretary